EXHIBIT 99

                     October 30, 2017

Dominion Energy Midstream Partners Announces Third-Quarter 2017 Earnings

•	Net Income attributable to the partnership of $48.6 million – double third quarter 2016
•	Adjusted EBITDA of $76.2 million for third-quarter 2017 – nearly three times third quarter 2016
•	Management affirms targeted 22 percent annual distribution growth through 2020

RICHMOND, Va. – Dominion Energy Midstream Partners, LP (NYSE: DM) reported unaudited net income attributable to the partnership of $48.6 million for the three months ended Sept. 30, 2017, double third quarter 2016.  Adjusted earnings before interest, income taxes, depreciation and amortization (Adjusted EBITDA) was $76.2 million, nearly three times third quarter 2016. Distributable cash flow was $45.8 million for the quarter, almost 90 percent higher than third quarter 2016. The distribution coverage ratio was 1.28 times at the end of the third quarter.

Dominion Energy Midstream uses Adjusted EBITDA and distributable cash flow as the primary performance measurements of its earnings and results for public communications with analysts and investors.  Dominion Energy Midstream also uses Adjusted EBITDA and distributable cash flow internally for budgeting, reporting to the Board of Directors and other purposes. Management believes Adjusted EBITDA and distributable cash flow provide a more meaningful representation of the partnership's financial performance and liquidity. Schedules B and D of this press release include reconciliations to the most directly comparable GAAP measures.

QUARTERLY DISTRIBUTION
On Oct. 24, 2017, the Board of Directors declared a quarterly distribution of $0.3025 per common and subordinated unit, payable on Nov. 15, 2017, to such unitholders of record at the close of business Nov. 6, 2017. This distribution represents a 5 percent increase over last quarter and supports our 22 percent annual distribution growth rate plan.

CONFERENCE CALL TODAY
Dominion Energy Midstream and Dominion Energy will jointly host a third-quarter earnings conference call at 10 a.m. ET on Monday, Oct. 30, 2017.  Management will discuss its third-quarter financial results and other matters of interest to the financial community.

Domestic callers should dial (877) 410-5657.  International callers should dial (334) 323-9872.  The passcode for the conference call is "Dominion."  Participants should dial in 10 to 15 minutes prior to the scheduled start time.  Members of the media also are invited to listen.

A live webcast of the conference call, including accompanying slides, will be available on the partnership's investor information page at www.dominionenergymidstream.com/investors.

A replay of the conference call will be available beginning about 1 p.m. ET Oct. 30, 2017 and lasting until 11 p.m. ET Nov. 6, 2017.  Domestic callers may access the recording by dialing (877) 919-4059.  International callers should dial (334) 323-0140.  The PIN for the replay is 82859043. Additionally, a replay of the webcast will be available on the investor information pages by the end of the day Oct. 30, 2017.

ABOUT DOMINION ENERGY MIDSTREAM
Dominion Energy Midstream is a Delaware limited partnership formed by Dominion Energy, Inc., to grow a portfolio of natural gas terminaling, processing, storage, transportation and related assets.  It is headquartered in Richmond, Va. For more information about Dominion Energy Midstream, visit its website at www.dominionenergymidstream.com.

#####

CONTACTS:     Media: Ryan Frazier, (804) 819-2521 or C.Ryan.Frazier@dominionenergy.com
                             Financial analysts: Steven Ridge, (804) 819-2492 or Steven.D.Ridge@dominionenergy.com

Dominion Energy Midstream Partners, LP
Schedule A - Consolidated Statements of Income*
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
(millions, except per unit data)
Operating Revenue	$ 113.0	$ 95.2	$ 358.9	$ 263.8
Operating Expenses
Purchased gas	9.1	3.4	31.1	8.3
Other operations and maintenance	33.2	24.9	102.4	61.0
Depreciation and amortization	26.5	12.4	76.8	32.6
Other taxes	9.3	8.0	27.8	22.1
Total operating expenses	78.1	48.7	238.1	124.0
Income from operations	34.9	46.5	120.8	139.8
Earnings from equity method investees	6.2	4.9	19.4	15.0
Other income	1.7	0.8	4.3	2.2
Interest and related charges	7.9	0.8	23.7	0.7
Income from operations including noncontrolling interest before income taxes	$ 34.9	$ 51.4	$ 120.8	$ 156.3
Income tax expense	-	1.2	-	1.2
Net income including noncontrolling interest and predecessors	$ 34.9	$ 50.2	$ 120.8	$ 155.1
Less: Net loss attributable to Dominion Energy Questar Pipeline Predecessor[1]	-	(3.2)	-	(3.2)
Net income including noncontrolling interest	$ 34.9	$ 53.4	$ 120.8	$ 158.3
Less: Net income (loss) attributable to noncontrolling interest	(13.7)	29.1	(22.0)	88.4
Net income attributable to partners	$ 48.6	$ 24.3	$ 142.8	$ 69.9

Net income attributable to partners' ownership interest
Preferred unitholders' interest in net income	$ 9.5	$ -	$ 28.5	$ -
General partner's interest in net income	4.0	0.7	7.0	1.7
Common unitholders' interest in net income	23.8	13.8	72.7	40.1
Subordinated unitholder's interest in net income	11.3	9.8	34.6	28.1

Net income per limited partner unit (basic)
Common units	$ 0.35	$ 0.30	$ 1.08	$ 0.88
Subordinated units	$ 0.35	$ 0.30	$ 1.08	$ 0.88
Net income per limited partner unit (diluted)
Common units	$ 0.33	$ 0.30	$ 1.02	$ 0.88
Subordinated units	$ 0.35	$ 0.30	$ 1.08	$ 0.88

[1] Represents amounts for the period from September 16, 2016 through September 30, 2016.

* The notes contained in Dominion Energy Midstream's most recent quarterly report on Form 10-Q or annual report on Form 10-K are an integral part of the Consolidated Financial Statements.

Dominion Energy Midstream Partners, LP
Schedule B - Reconciliation of EBITDA and Adjusted EBITDA to Net Income*
(Unaudited)

The following table presents a reconciliation of EBITDA and Adjusted EBITDA to the most directly comparable GAAP financial measure for each period.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
(millions)
Net income including noncontrolling interest and predecessors	$ 34.9	$ 50.2	$ 120.8	$ 155.1
Add:
Depreciation and amortization	26.5	12.4	76.8	32.6
Interest and related charges	7.9	0.8	23.7	0.7
Income tax expense	-	1.2	-	1.2
EBITDA	$ 69.3	$ 64.6	$ 221.3	$ 189.6
Distributions from equity method investees	8.2	6.2	22.2	17.9
Less:
Earnings from equity method investees	6.2	4.9	19.4	15.0
EBITDA attributable to Dominion Energy Questar Pipeline Predecessor[1]	-	1.2	-	1.2
EBITDA attributable to noncontrolling interest	(4.9)	36.8	3.9	111.3
Adjusted EBITDA	$ 76.2	$ 27.9	$ 220.2	$ 80.0

[1] Represents amounts for the period from September 16, 2016 through September 30, 2016.

* The notes contained in Dominion Energy Midstream's most recent quarterly report on Form 10-Q or annual report on Form 10-K are an integral part of the Consolidated Financial Statements.

Dominion Energy Midstream Partners, LP
Schedule C - Summary of Consolidated Statements of Cash Flows*
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
(millions)
Cash flows from operating activities:
Net income including noncontrolling interest and predecessors	$ 34.9	$ 50.2	$ 120.8	$ 155.1
Adjustments to reconcile net income including noncontrolling interest and predecessors to net cash provided by operating activities	37.0	48.0	126.1	73.5
Net cash provided by operating activities	$ 71.9	$ 98.2	$ 246.9	$ 228.6

Net cash used in investing activities	$ (190.6)	$ (305.4)	$ (727.7)	$ (959.6)

Net cash provided by financing activities	$ 127.0	$ 261.1	$ 520.0	$ 774.1

Cash and cash equivalents at beginning of period	70.5	24.2	39.6	35.0
Cash and cash equivalents at end of period	$ 78.8	$ 78.1	$ 78.8	$ 78.1

* The notes contained in Dominion Energy Midstream's most recent quarterly report on Form 10-Q or annual report on Form 10-K are an integral part of the Consolidated Financial Statements.

Dominion Energy Midstream Partners, LP
Schedule D - Reconciliation of Distributable Cash Flow to Net Cash from Operating Activities*
(Unaudited)

The following table presents a reconciliation of distributable cash flow to the most directly comparable GAAP financial measure for each period.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
(millions)
Net cash provided by operating activities	$ 71.9	$ 98.2	$ 246.9	$ 228.6
Less:
Cash attributable to (from) noncontrolling interest	(1.7)	53.1	18.9	132.6
Cash attributable to Dominion Energy Questar Pipeline Predecessor[1]	-	18.6	-	18.6
Other changes in working capital and noncash adjustments	2.6	1.4	(8.3)	2.6
Equity method investee distributions included in investing activities	-	-	0.5	-
Adjusted EBITDA	76.2	27.9	220.2	80.0
Adjustments to cash:
Less: Distributions to preferred unitholders	(9.5)	-	(28.5)	-
Plus (less): Deferred revenue	(0.1)	-	(0.4)	2.0
Less: Amortization of regulatory liability	(0.7)	(0.7)	(2.1)	(2.1)
Less: Maintenance capital expenditures	(12.8)	(3.0)	(38.7)	(10.8)
Plus: Acquisition costs funded by Dominion Energy	1.7	0.3	5.9	0.4
Less: Interest expense and AFUDC equity	(9.1)	(0.5)	(26.0)	(1.5)
Plus: Non-cash director compensation	0.1	0.1	0.2	0.2
Distributable cash flow	$ 45.8	$ 24.1	$ 130.6	$ 68.2

[1] Represents amounts for the period from September 16, 2016 through September 30, 2016.

* The notes contained in Dominion Energy Midstream's most recent quarterly report on Form 10-Q or annual report on Form 10-K are an integral part of the Consolidated Financial Statements.

HOW WE EVALUATE OUR OPERATIONS
Subsequent to the acquisition of Dominion Energy Questar Pipeline, we define distributable cash flow as Adjusted EBITDA less distributions to preferred unitholders, maintenance capital expenditures and interest expense and adjusted for known timing differences between cash and income.

Dominion Energy Midstream Partners, LP
Schedule E - Selected Financial Data*
(Unaudited)

	Three Months Ended		Nine Months Ended
		September 30,		September 30,
	2017	2016	2017	2016
(millions, except ratio)
Adjusted EBITDA	$ 76.2	$ 27.9	$ 220.2	$ 80.0
Adjustments to cash:
Less: Distributions to preferred unitholders	(9.5)	-	(28.5)	-
Plus (less): Deferred revenue	(0.1)	-	(0.4)	2.0
Less: Amortization of regulatory liability	(0.7)	(0.7)	(2.1)	(2.1)
Less: Maintenance capital expenditures	(12.8)	(3.0)	(38.7)	(10.8)
Plus: Acquisition costs funded by Dominion Energy	1.7	0.3	5.9	0.4
Less: Interest expense and AFUDC equity	(9.1)	(0.5)	(26.0)	(1.5)
Plus: Non-cash director compensation	0.1	0.1	0.2	0.2
Distributable cash flow	$ 45.8	$ 24.1	$ 130.6	$ 68.2
Distributions:
Incentive distribution rights	5.7	1.0	12.9	2.1
Common unitholders	20.3	11.3	58.1	32.3
Subordinated unitholder	9.7	7.9	27.7	22.6
Total distributions[1]	$ 35.7	$ 20.2	$ 98.7	$ 57.0
Coverage ratio	1.28x	1.19x	1.32x	1.20x

[1] Distributions declared to common units is based on units outstanding at September 30, 2017 and 2016, and therefore excludes distributions paid on units issued to the public through November 6, 2017 and November 4, 2016, respectively.

* The notes contained in Dominion Energy Midstream's most recent quarterly report on Form 10-Q or annual report on Form 10-K are an integral part of the Consolidated Financial Statements.

See schedules B and D for reconciliations of non-GAAP measures.